SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 28, 2001

                Date of Report (Date of earliest event reported)


                           Dicom Imaging Systems, Inc.

             (Exact name of registrant as specified in its charter)

          Nevada                                          88-0422026
(State or other jurisdiction                  (IRS Employer Identification No.)
                                                        of incorporation)

                                    000-26369

                            (Commission File Number)

                            #1010 - 435 Martin Street

                                Blaine, WA 98230

              (Address of principal executive offices) (Zip Code)

                                 (604) 531-2521

               Registrant's telephone number, including area code



         (Former name or former address, if changed since last report.)


Item 5. Other Events and Regulation FD Disclosure.

Effective January 2, 2001, Mr. Reza Bazargan, Dicom Imaging Systems, Inc.'s Chief Technology Officer, is no longer employed at Dicom Imaging Systems, Inc. A replacement Chief Technology Officer/Chief Information Officer will be hired in due course.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dicom Imaging Systems, Inc.

Name of Registrant


/s/ David Gane, Chief Executive Officer


Date February 28, 2001




Print name and title of the signing officer under his signature.